SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

CCF HOLDING COMPANY

(Exact name of Registrant as Specified in Charter)

Georgia	000-25846	58-2173616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Main Street, Jonesboro, Georgia 30236

(Address of Principal Executive Offices)

(770) 478-8881

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On January 16, 2008, CCF Holding Company, the parent company of Heritage Bank, Jonesboro, Georgia, announced its earnings for the quarter and year ended December 31, 2007. A copy of the announcement is furnished as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 -	Press release dated January 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CCF HOLDING COMPANY

DATE: January 16, 2008	By:	/s/ David B. Turner
David B. Turner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press release dated January 16, 2008.